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                                                   UNITED STATES
                                        SECURITIES AND EXCHANGE COMMISSION
                                              Washington, D.C. 20549

                                                     FORM 8-K

                                                  CURRENT REPORT

                                      Pursuant to Section 13 or 15(d) of the
                                          Securities Exchange Act of 1934

                          Date of Report (Date of earliest event reported): July 30, 2004

                                               EDISON MISSION ENERGY
                              (Exact name of registrant as specified in its charter)

                  DELAWARE                            000-24890                             95-4031807
       (State or other jurisdiction of            (Commission file                       (I.R.S. employer
       incorporation or organization)                  number)                          identification no.)

                                              18101 Von Karman Avenue
                                             Irvine, California 92612
                           (Address of principal executive offices, including zip code)

                                                   949-752-5588
                               (Registrant's telephone number, including area code)

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Items 1 through 6 and 8 through 11 are not included because they are inapplicable.

         This current report includes forward-looking statements. Edison Mission Energy has based these forward-looking statements on its current expectations and projections about future events based upon knowledge of facts as of the date of this current report and its assumptions about future events. These forward-looking statements are subject to various risks and uncertainties that may be outside Edison Mission Energy's control.
Edison Mission Energy has no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. This current report should be read in conjunction with
Edison Mission Energy's 2003 Annual Report on Form 10-K. Capitalized terms used in this current report which are not specifically defined have the meanings set forth in the other reports.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)  Exhibits.

         Exhibit 99       Press Release of Edison International, dated July 30, 2004.

Item 12.  Results of Operations and Financial Conditions

         On July 30, 2004, Edison International, the ultimate parent company of Edison Mission Energy, issued a press release that included information about Edison Mission Energy's financial results for the second quarter of
2004. A copy of the press release is attached as Exhibit 99 to this Current Report on Form 8-K. The information furnished in this Item 12 and Exhibit 99 shall not be deemed to be "filed" for purposes of the Securities
Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of
1933.

                                                     SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                Edison Mission Energy
                                                    (Registrant)

Date:                   July 30, 2004                                       /s/ Kevin M. Smith
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                                                                              KEVIN M. SMITH
                                                             Senior Vice President and Chief Financial Officer